Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and contingencies
(i)	Leases

The Group has various lease agreements for office and industrial premises. Rental expenses for the years ended December 31, 2018, 2017 and 2016 were approximately US$276,000, US$324,000 and US$297,000, respectively. Future minimum rental payments as of December 31, 2018, under agreements classified as operating leases with non-cancellable terms amounted to US$87,000 of which US$87,000 are payable in the year 2019 and US$Nil are payable within years 2020 to 2024.

(ii)	Banking facilities

As at December 31, 2018 and 2017, the Group had various banking facilities available for overdraft and import and export credits from which the Group can draw up to approximately US$897,000 and US$897,000 respectively, of which approximately US$195,000 and US$230,000 was utilised for issuance of bank guarantees as security for the performance of various contracts with customers and import loans. The various banking facilities are secured by a property located in Hong Kong and various blanket counter indemnities and counter indemnities. The weighted average interest rate for import loans as at December 31, 2018 was 4% per annum (December 31, 2017: 4% per annum). For the years ended December 31, 2018 and 2017, the average dollar amount of the bank borrowings was approximately US$125,000 and US$302,000 respectively and average interest rates were approximately 4% per annum for the years ended December 31, 2018 and 2017.

(iii)	Non-controlling interest put option

The Group granted the non-controlling interest of Yixing Pact Environmental Technology Co., Ltd and Pact Asia Pacific Limited a put option, which is effective from 2009, requiring the Group to acquire part or all remaining shares of these two companies at a purchase price per share calculated by 5.2 times of their average net income for the three prior fiscal years divided by total number of shares outstanding at the time of exercise of such option.

(iv)	Insurance

The Group carries insurance policies to cover various risks, primarily general liability, automobile liability, workers compensation and employee medical expenses under which the Group’s related risks will be covered for the agreed coverage from the insurance companies.

(v)	Purchase commitments

To manage the risk of changes in material prices and subcontracting costs used in tendering bids for engineering contracts, most of the time, the Group obtains firm quotations from suppliers and subcontractors before submitting a bid. These quotations do not include any quantity guarantees. As soon as the Group is advised that its bid is successful, the Group enters into firm contracts with most of its materials suppliers and sub-contractors, thereby mitigating the risk of future price variations affecting the contract costs.

(vi)	Litigation

Shanghai Euro Tech Environmental Engineering Company Limited is a defendant in civil actions claiming from the plaintiffs for outstanding debts of approximately of US$291,000. The litigation has not been concluded, but having taken legal advice, the directors are of the opinion that sufficient provision was made in the consolidated financial statements.

ZHEJIANG TIANLAN
Commitments and contingencies

(i)            Operating leases

The Group has no rental expense during the year ended December 31, 2018 (2017 and 2016: RMB Nil). As of December 31, 2018, the Group has no future minimum lease payments under non-cancellable operating leases.

(ii)            Litigation

The Group is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the management, is likely to have a material adverse effect on the business, financial conditions or results of operations.